UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities and Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

API NANOTRONICS CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than Registrant)

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API NANOTRONICS CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 6, 2008

To the Stockholders of

API Nanotronics Corp.

The annual meeting of the stockholders of API Nanotronics Corp. (the “Company”) will be held at the offices of WeirFoulds LLP, The Exchange Tower, Suite 1600, 130 King Street West, Toronto, Ontario Canada, on November 6, 2008 at 10:30 a.m., local time, for the following purposes:

1.	To elect the members of the board of directors;

2.	To ratify the appointment of WithumSmith+Brown, P.C. as our independent registered public accounting firm for the 2009 fiscal year ending May 31, 2009; and

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on September 17, 2008, are entitled to notice of and to vote at the annual meeting.

Your attention is directed to the accompanying Proxy Statement and proxy.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

By Order of the Board of Directors

/S/ STEPHEN PUDLES Stephen Pudles Chief Executive Officer

October 3, 2008

API NANOTRONICS CORP.

October 3, 2008

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 6, 2008

The enclosed proxy is solicited by the Board of Directors of API Nanotronics Corp., a Delaware corporation (the “Company”), to be voted at the annual meeting of stockholders to be held at 10:30 a.m. local time at WeirFoulds LLP, The Exchange Tower, Suite 1600, 130 King Street West, Toronto, Ontario Canada, on November 6, 2008, or any postponement or adjournment thereof (“Annual Meeting”). The mailing address of the principal office of the Company is 2300 Yonge Street, Suite 1710, Toronto, Ontario Canada M4P 1E4. These proxy solicitation materials and the Company’s Annual Report for the year ended May 31, 2008 on Form 10-K, including financial statements, were first mailed to stockholders entitled to notice of and to vote at the Annual Meeting on or about October 3, 2008.

Who Can Vote?

You may vote if you owned shares of the Company’s common stock or Exchangeable Shares of API Nanotronics Sub, Inc. at the close of business on September 17, 2008, the record date for our 2008 Annual Meeting. As of September 17, 2008, we had 486,999,605 outstanding shares of the Company’s common stock and 35,077,750 outstanding Exchangeable Shares. These numbers do not reflect a 1-for-15 reverse stock split that was effective close of business September 19, 2008. We had no class or series of voting stock outstanding other than the common stock and Exchangeable Shares. Each share of our common stock and each Exchangeable Share outstanding on the record date will be entitled to cast one vote. In this proxy statement, we use the term “stockholders” to mean, collectively, holders of our common stock and holders of Exchangeable Shares.

•	API Nanotronics Corp. Stockholders: You are entitled to one vote for each share you owned on the record date for each director to be elected and on each other matter presented at the meeting.

•

API Nanotronics Sub, Inc. Exchangeable Stockholders: You are entitled to one vote for each Exchangeable Share you owned on the record date for each director to be elected and on each other matter presented at the meeting. You may vote by instructing the trustee of the Exchangeable Shares, Equity Transfer and Trust Company (the “Trustee”), how to vote your shares. The Trustee will only vote pursuant to your instructions and will not vote any shares for which it has not received instructions. You may also instruct the Trustee to give a proxy to a person named by you, or to our management. Such a proxy can be used to allow you or a person named by you to appear and vote at the meeting.

What are “Exchangeable Shares”?

Exchangeable Shares are designed to have the same economic rights as common stock, and are exchangeable on a one-for-one basis into common stock. However, Exchangeable Shares are issued by API Nanotronics Sub, Inc. and not the Company.

What am I voting on?

•

You are voting to elect six directors. Each director, if elected, will serve a term of one year and until his successor has been elected and has qualified. Our board of directors recommends a vote “FOR” the election of each of the director nominees named in this proxy statement.

•

You are also voting to ratify the appointment of WithumSmith+Brown, P.C. as our independent registered public accounting firm. Our board of directors recommends a vote “FOR” the ratification of WithumSmith+Brown, P.C.’s appointment as our independent registered public accounting firm.

•	In addition, you may vote on other business, if it properly comes before the meeting, or any adjournment(s) of the meeting.

How do I vote?

•

By written proxy: You can vote by written proxy. If you sign and return the enclosed proxy card, the shares represented by the proxy will be voted in accordance with the terms of the proxy, unless you subsequently revoke your proxy. You can return your proxy card in the enclosed envelope, which requires no postage if mailed in the U.S.

•

In person: If you are a record stockholder, you can vote in person at the meeting. Being a record stockholder means that your shares are registered in your name, as opposed to the name of your broker or bank. If you are beneficial holder but not a record stockholder, you can vote in person by obtaining a proxy from the record holder. If you are a holder of Exchangeable Shares, you or your designee can vote in person by obtaining a proxy from the Trustee of the Exchangeable Shares.

•

By internet: You can vote over the Internet but only if information on Internet voting is enclosed with this proxy statement. The option of voting over the Internet is available only if (1) you are a record holder of common stock or Exchangeable Shares or (2) your broker, bank or other nominee has made this option available to you. If voting over the Internet is available to you, instructions will appear either on an information sheet inserted with this proxy statement or on the proxy card provided by your broker, bank or other nominee.

What vote is required to elect directors?

Directors are elected by a plurality vote. That means that the six nominees who receive the most votes are elected. A majority vote is not required.

Unless indicated otherwise by your proxy, the shares will be voted for the six nominees named in this proxy statement. Instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees.

What vote is required to ratify the appointment of our independent registered public accounting firm?

The affirmative vote of a majority of the shares entitled to vote and present in person or by proxy is required to ratify the appointment of our independent registered public accountants. For this proposal, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Broker non-votes on a proposal (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal.

Can I revoke my proxy?

Yes. You can revoke your proxy by:

•	giving written notice to our corporate Secretary prior to the actual vote at the meeting,

•	delivering a later-dated proxy card prior to or at the meeting, or

•	voting in person at the meeting.

If you hold shares through a bank or brokerage firm, you must contact the firm to revoke any prior voting instructions. If you hold Exchangeable Shares directly, you must contact the Trustee to revoke any prior voting instructions. A proxy returned by a stockholder which is not subsequently revoked will be voted in accordance with the instructions indicated thereon.

What is the record date and what does it mean?

The record date for the 2008 annual meeting of stockholders is September 17, 2008. The record date is set by our board of directors, as required by Delaware law. Record stockholders at the close of business on the record date are entitled to:

•	receive notice of the meeting, and

•	vote at the meeting and at any adjournment(s) of the meeting.

What if I do not specify my vote when I return my proxy?

You should specify your choice for each matter on the enclosed proxy card.

•	API Nanotronics Corp. Stockholders: If no specific instructions are given, proxies that are signed and returned will be voted:

•	“FOR” the election of all director nominees named in this proxy statement, and

•	“FOR” the ratification of the appointment of WithumSmith+Brown, P.C. as our independent registered public accounting firm, as recommended by our board of directors.

•	API Nanotronics Sub, Inc. Exchangeable Shareholders: If you do not provide specific instructions regarding a matter, your Exchangeable Shares will not be voted with respect to that matter.

How are designations to “withhold authority”, broker non-votes and abstentions counted?

If you designate on the proxy that you are “withholding authority” to vote for a director nominee or nominees, your shares will be counted as present solely for the purpose of determining the presence of a quorum for transacting business at the meeting.

A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee:

•	has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote, and

•	does not have the discretionary voting power on the matter.

As discussed above, a plurality of the votes cast is required for the election of directors, which means that the nominees with the six highest vote totals will be elected as directors. As a result, a designation on the proxy that you are “withholding authority” for a director nominee or nominees will only have the effect of lowering the vote totals of the individual directors for whom authority is withheld.

With regard to any other matters, abstentions (including proxies which deny discretionary authority in any other matters properly brought before this meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such other matters. Broker non-votes will not be treated as shares represented at the annual meeting as to such matter(s) not voted on and therefore will have no effect.

What is a quorum?

In order for business to be conducted, a quorum must be represented at the Annual Meeting. Shares entitled to vote one-third of the votes of the outstanding shares must be represented, in person or by proxy, at the meeting to constitute a quorum for purposes of conducting business at the meeting. Shares represented by a proxy in which authority to vote for any matter considered is “withheld,” a proxy marked “abstain” or a proxy as to which there is a “broker non-vote” will be considered present at the meeting for purposes of determining a quorum.

HISTORY OF THE COMPANY

On November 6, 2006, in a business combination that occurred under Ontario law, we combined with API Electronics Group Corp., an Ontario corporation (“API”) and API became our wholly-owned indirect subsidiary (the “Business Combination”). The Business Combination was accomplished by our forming an Ontario subsidiary, RVI Sub, Inc. and now known as API Nanotronics Sub, Inc., which we refer to as Nanotronics Sub. API became a wholly-owned subsidiary of Nanotronics Sub pursuant to a Plan of Arrangement approved by the Ontario Superior Court of Justice. The holders of common shares of API were given the right to receive either 50 shares of our common stock, or if the shareholder elected and was a Canadian taxpayer, 50 shares of Exchangeable Shares of Nanotronics Sub. (This exchange ratio reflects subsequent adjustments, but not the 1-to-15 reverse stock split effected September 19, 2008.) Each Exchangeable Share of Nanotronics Sub is exchangeable at the option of the holder into one share of our common stock.

On September 19, 2008, we effected a reverse stock split in the ratio of 1-to-15. The number of shares and prices per share listed in this Proxy Statement do not reflect such reverse stock split, unless otherwise stated.

PROPOSAL I

ELECTION OF DIRECTORS

Directors and Nominees

The names of, and certain information with respect to, the nominees of the Board of Directors for election as directors, to serve until the year 2009 annual meeting of stockholders and until their successors are elected and qualify, are set forth below. All nominees are currently directors of the Company. If, for any reason, any nominee should become unable or unwilling to serve as a director, the persons named in the enclosed proxy may exercise their discretion to vote for any substitute proposed by the Board of Directors.

Each of Arthur Cape, Jonathan Pollack and Donald A. Wright qualify as “independent” in accordance with the published listing requirements of the American Stock Exchange (“AMEX”). The AMEX independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, the Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The following table shows information as of September 22, 2008 with respect to each person who is nominated to become a director. All such persons other than Mr. Pudles are current directors.

Name	Age	Position
Phillip DeZwirek	70	Chairman, Treasurer and Director
Stephen Pudles	49	Chief Executive Officer
Jason DeZwirek	38	Secretary and Director
Arthur Cape(1)	71	Director
Jonathan Pollack(1),(2)	37	Director
Donald A. Wright(1),(2)	70	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee

Phillip DeZwirek

Phillip DeZwirek, age 70, became a director of ours and our Chairman and Treasurer on the effective date of the Business Combination with API, November 6, 2006. He also held the position of Chief Executive Officer from such date until April 2008, when Stephen Pudles assumed that position. Mr. DeZwirek has held the positions of Chairman, Chief Executive Officer and Treasurer at API since May 2002. He also assumed the same positions with Nanotronics Sub and became a director of Nanotronics Sub on the effective date of the Business Combination. Mr. DeZwirek has been a director of API since September 2001. From November 2001 until May 2002, Mr. DeZwirek was the Vice-Chairman and Treasurer of API. Mr. DeZwirek was also the Chief Financial Officer of API from August 2001 until Claudio Mannarino assumed that position in 2004. Phillip DeZwirek has been a director, Chairman of the Board and the Chief Executive Officer of CECO Environmental Corp. (“CECO”), a provider of air pollution control products and solutions, since August 1979 (NASDAQ:CECE). Mr. DeZwirek’s principal occupations during the past five years also have been serving as Chairman of the Board and Chief Executive Officer of CECO; and serving as President of Icarus Investment Corp., formerly known as Can-Med Technology, Inc. d/b/a Green Diamond Oil Corp. (“Icarus Ontario”) (since 1990). Mr. DeZwirek has also been involved in private investment activities for the past five years. Mr. Phillip DeZwirek is the father of Mr. Jason DeZwirek.

Stephen Pudles

Mr. Pudles, age 49, became Chief Executive Officer on April 22, 2008. Since April 28, 2008, he has also served as director and CEO of Pace Technology, Inc., a subsidiary of the Company. He brings more than 25 years of electronics industry experience to the Company. From 2000 until joining the Company, Mr. Pudles was employed by OnCore Manufacturing Services LLC (formerly known as Nu Visions Manufacturing LLC) (“OnCore”), where he served as President and CEO from 2002 to 2007, Executive Vice President from 2007 until joining the Company, and Vice President from 2000 to 2001. OnCore is a contract manufacturer of printed circuit boards and other electronic hardware. Previously, he has held senior management positions with Tanon Manufacturing, Electronic Associates, IEC and Restor Industries. He has been a member of IPC’s Electronics Manufacturing Services Industry (EMSI) Council since 1988; was an original member of the Assembly Market Research Council (AMRC) Steering Committee; and was the Chairman of the IPC Taskgroup that created the IPC-D-326 document defining the “Documentation Requirements for Printed Circuit Board Assemblies.” He also serves on the as Secretary/Treasurer of the IPC and is chairman of the EMSI Management Council. Mr. Pudles has a Masters of Science in management and a Bachelor of Engineering from Stevens Institute of Technology in Hoboken, New Jersey. Under his employment agreement, Mr. Pudles agrees, if requested, to serve on the Board of Directors for no additional compensation.

Jason DeZwirek

Jason DeZwirek, age 38, became a director of ours and our Secretary on the effective date of the Business Combination, November 6, 2006. He holds the same positions with Nanotronics Sub as of the effective date of the Business Combination. Jason DeZwirek has held those positions with API since May 31, 2002 and has been a director of API since September 2001. Jason DeZwirek has been a Director of CECO since February 1994 and its Secretary since February 20, 1998. Mr. DeZwirek’s principal occupation since October 1999 has been as an officer and director of Kaboose Inc. (“Kaboose”), an online media company servicing the children and family markets that trades on the Toronto Stock Exchange (TSX:KAB). Mr. DeZwirek currently serves as Chairman and Chief Executive Officer of Kaboose Inc. Mr. DeZwirek has also been involved in private investment activities for the past five years. Mr. Jason DeZwirek is the son of Mr. Phillip DeZwirek.

Donald A. Wright

Donald A. Wright, age 70, became a director of ours on February 15, 2006. Mr. Wright has also been a member of the Audit Committee since March 9, 2006 and the Compensation Committee since its formation on June 20, 2007. Mr. Wright has been a principal of and real estate broker with The Phillips Group in San Diego, California, which has been a real estate developer and apartment building syndicator since 1992. From November 1996 through January of 2005, Mr. Wright served as a real estate broker with Prudential Dunn Realtors in Pacific Beach, California. From January 2005 to July 2007, he was a real estate broker with One Source Realty GMAC. Since July 2007, Mr. Wright has been a real estate broker with Coldwell Banker Residential Real Estate with its acquisition of his prior employer. Mr. Wright has been a director of CECO since February 20, 1998. Mr. Wright has also been a member of the Audit Committee of CECO since February 20, 1998 and has been a member of CECO’s Compensation Committee since December 1, 2005.

Arthur Cape

Arthur Cape, age 71, has served as a director since June 20, 2007 when he was elected by the board of directors. Mr. Cape has also been a member of the Audit Committee since June 20, 2007. He has served the manufacturing industry for over 30 years. Since 1991 he has served as Director of International Sales for Shymac Innovative Marketing, located in Montreal, Canada, and Director of Sales for AJB Continental, located in San Antonio Texas. Shymac Innovative Marketing is a distributor of automotive after-market products and AJB Continental is a distributor of professional styling tools. Mr. Cape also acts as a consultant for several factories in China in the manufacturing and injection molding of plastic articles. Since May 25, 2005, Mr. Cape has served as a director of CECO. He has also served on the Audit Committee of CECO since such date. He has been active in youth awareness programs and has served on various youth committees in Canada.

Jonathan Pollack

Jonathan Pollack, age 37, has served as a director since June 20, 2007 when he was elected by the board of directors. Mr. Pollack has also been a member of the Audit Committee since June 20, 2007 and the Compensation Committee since its formation on June 20, 2007. Since March, 2005, he has served as the Chief Financial Officer of Kaboose. He is also Kaboose’s Corporate Secretary. From 2000 to 2005, Mr. Pollack was President of The JMP Group, a strategic and financial advisory firm to numerous private and public companies. Prior thereto, he worked in investment banking in New York. Mr. Pollack is currently a director of Lifebank Corp. (TSX-V:LBK). Mr. Pollack received a Masters of Science in Finance from the London School of Economics and a Bachelors of Commerce from McGill University. He is involved in several philanthropic organizations and is the Vice Chair of Leadership Sinai Board of Directors at the Mt. Sinai Hospital, Toronto, Ontario and is Past Chair of the Crescent School Foundation, Toronto, Ontario.

Recommendation of our Board of Directors

In order to be elected, a nominee must receive a plurality of the votes cast at the meeting in person or by proxy. The Board of Directors recommends a vote “FOR” approval of the election of the nominees named herein as directors.

Code of Ethics

The Company has had a Code of Ethics for its principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions since April, 2004. On June 20, 2007, the Company’s Board of Directors amended and restated the Company’s Code of Ethics to be a more comprehensive statement of the behavior expectations of the Company. This Code of Ethics is applicable to all of our directors, officers, employees and agents. In addition to the ethical requirements which were already part of our Code of Ethics, the revised Code of Ethics covers the areas of conflicts of interest, corporate opportunities, gifts, confidential information, insider trading and other areas of ethical concern to the Company in considerably more depth than the previous Code of Ethics.

Board of Directors and Its Committees

During the fiscal year ended May 31, 2008, the Board of Directors held four meetings. During such period, actions were also taken by unanimous written consent of the Board of Directors. Four directors attended the 2007 annual meeting. All directors attended at least 75% of the meetings of the Board of Directors and the Committees on which they served during the fiscal year ended 2008.

Audit Committee

The Company has a separately designated Audit Committee, as defined in §3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee operates pursuant to a written charter which can be found attached as Exhibit A to our Proxy Statement for our 2007 annual meeting. The primary purpose of the Audit Committee of the Board of Directors is to assist the Board of Directors of the Company in fulfilling its responsibility to oversee the integrity of the financial statements of the Company and the Company’s compliance with legal and regulatory requirements, by overseeing and reviewing (i) the financial reports and other financial information, such as earnings press releases, provided by the Company to any governmental or regulatory body, the public or other users thereof, (ii) the Company’s system of internal accounting and financial controls, (iii) the engagement of the Company’s independent registered public accounting firm, and (iv) the annual independent audit of the Company’s financial statements.

The members of the Audit Committee are Directors Arthur Cape, Jonathan Pollack and Donald Wright. Director Jonathan Pollack serves as Chairman of the Audit Committee. The Board of Directors has determined that each of the Audit Committee members is independent under AMEX listing standards. The Board of Directors of the Company have determined that Jonathan Pollack is an audit committee financial expert as defined in Section (d)(5) of Item 407 of Regulation S-K. The Audit Committee held four meetings in fiscal year 2008. During fiscal year 2008 action also was taken by written consent of the Audit Committee. See the Audit Committee Report below.

Compensation Committee

We formed a Compensation Committee on June 20, 2007, which is comprised of Directors Donald Wright, Chairman, and Jonathan Pollack. The Compensation Committee operates under a written charter, which can be found attached as Exhibit B to our Proxy Statement for our 2007 annual meeting. The Compensation Committee has taken action by unanimous written consent since its formation. The Compensation Committee determines and approves, or recommends to the Board, the compensation of the Company’s executive officers and such other employees as the Board may designate to the Compensation Committee for determination. To the extent the Company offers compensation for directors, the Compensation Committee also establishes all components of compensation for such directors. The Compensation Committee has also been charged with administering the Company’s 2006 Equity Incentive Plan. The Compensation Committee processes and procedures for the consideration and determination of executive and director compensation are discussed in the section entitled “Executive Compensation” below.

Nomination Process

The Company does not have a standing nominating committee. Instead, nominations for the election of directors have been handled by the full board, which permits all directors to participate in the process. The board has not adopted any formal resolution or charter with respect to nominations. The board is composed of three independent directors, as defined in the AMEX listing standards, and three directors who are officers of the Company.

The Company does not believe that it is necessary to form a nominating committee given that the board has generally had a strong representation by our management and management believes that the close ties between the board and senior management provide strong leadership for a small company such as us. In identifying and evaluating candidates to be nominated as directors, the Board seeks individuals that can add to the ability of the Board to fulfill its fiduciary obligations and its business goals. Directors must also have high personal and professional ethics, integrity and values. Director nominees must have sufficient time to devote to the affairs of the Company. We are a small company and small companies traditionally have had a difficult time attracting and retaining qualified outside directors. The Company has traditionally found new directors through the existing directors.

The Company has never had a candidate for director nominated by security holders and such a nomination appears unlikely at the present time. Consequently, the Company believes that a formal nominating process or policy is unnecessary and has not currently adopted one. Any nominee for director recommended to the board by a security holder will be evaluated by the board. The board of directors will evaluate from time to time whether a more formal nomination process is appropriate as the Company grows.

Report of the Company’s Board of Directors’ Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process and approval of the services provided to the Company by its auditors. The Audit Committee also evaluates transactions where the potential for a conflict of interest exists. The Audit

Committee’s purposes are more fully described in its Charter, which the Board adopted in its current form on June 20, 2007, a copy of which can be found attached as Exhibit A to our Proxy Statement for our 2007 annual meeting.

The Audit Committee has reviewed and discussed the audited financial statements of the company for the fiscal year ended May 31, 2008, with the Company’s management and has discussed with WithumSmith+Brown, P.C. the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended. In addition, WithumSmith+Brown, P.C. has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with WithumSmith+Brown, P.C. their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Form 10-K for the fiscal year ended May 31, 2008, for filing with the Securities and Exchange Commission.

Audit Committee

Jonathan Pollack, Chairman

Arthur Cape

Donald A. Wright

Shareholder Communication with the Board of Directors

Shareholders who wish to communicate with the Board of Directors may send correspondence to the Corporate Secretary, API Nanotronics Corp., 2300 Yonge Street, Suite 1710, Toronto, Ontario Canada M4P 1E4. The Secretary will submit your correspondence to the Board of Directors or the appropriate Board Committee, as applicable. Shareholders may communicate directly with the Chairman of the Board by sending correspondence to Chairman of the Board of Directors, API Nanotronics Corp., 2300 Yonge Street, Suite 1710, Toronto, Ontario Canada M4P 1E4.

Security Ownership of Certain Beneficial Owners and Management

As of September 17, 2008 we had 106 stockholders of record and 486,999,605 shares of our common stock were outstanding. We cannot accurately estimate the total number of beneficial holders of our common stock because a portion of our common stock is held by agents in street name. As of September 17, 2008, Nanotronics Sub had 4 stockholders of record (other than our subsidiary) holding 35,077,750 Exchangeable Shares. As of September 17, 2008, the shareholder’s list for API showed 1,195 former shareholders holding the rights associated with 49,553 API common shares (equivalent to 2,477,650 shares of our common stock) who have not yet elected to obtain either our common stock or Exchangeable Shares.

Nanotronics Sub may still cause to be issued a maximum of 2,477,650 shares of our common stock in connection with the Business Combination. If former holders of common shares of API who are Canadian residents request to receive Exchangeable Shares instead of shares of our common stock, Nanotronics Sub will not cause our common shares to be issued to those former holders of API common shares. However, given that the Exchangeable Shares were structured to be the equivalent, to the extent practicable, of our shares, whether or not API common shares are converted to Exchangeable Shares or our common stock will have little affect on us. For example, through the share of our special voting stock held by the Trustee and issued to the Trustee in connection with the Plan of Arrangement, the holders of Exchangeable Shares (other than us and our subsidiaries) have the number of votes on all matters on which holders of our common stock can vote equal to the number of shares of our common stock that are exchangeable for the Exchangeable Shares.

The following table sets forth as at September 17, 2008, the name and address and the number of shares of our common stock (assuming for such purposes that the Exchangeable Shares constitute outstanding shares of our common stock), beneficially owned by (i) each person known by us to be the beneficial owner of more than five percent (5%) of our common stock, (ii) each director and each named executive officer and (iii) all officers and directors as a group. The total number of shares of our common stock as of September 17, 2008 (assuming that the 35,077,750 Exchangeable Shares issued and not held by our subsidiaries constitute outstanding shares of our common stock) is 522,077,355. This amount does not include the 2,477,650 Exchangeable Shares or common stock which still could be issued in the Business Combination for API common shares. The table does not reflect a 1-for-15 reverse stock split that was effective September 19, 2008.

Name and Address of Beneficial Owner	Number of Our Shares of Common Stock Beneficially Owned (1)(2)	Percentage of Our Shares of Common Stock Beneficially Owned (3)(4)
Jason DeZwirek 2200 Yonge Street, Suite 1400 Toronto, Ontario Canada M4S 2C6 (5)	73,004,045	13.7%

Phillip DeZwirek 2300 Yonge Street, Suite 1710 Toronto, Ontario Canada M4P 1E4 (6)	66,545,200	12.4%

Icarus Investment Corp., a Delaware corporation 2300 Yonge Street, Suite 1710 Toronto, Ontario Canada M4P 1E4 (7)	30,019,400	5.7%

Martin Moskovits 87 Glen Pasture Court Huntington Station, NY 11746 (8)	3,900,000	*

Jonathan Pollack 2200 Yonge Street, Suite 1400 Toronto, Ontario Canada M4S 2C6 (9)	2,291,665	*

Thomas Mills 375 Rabro Drive Hauppauge, NY 11788 (10)	2,041,250	*

Stephen Pudles 375 Rabro Drive Hauppauge, NY 11788 (11)	2,000,000	*

Donald A. Wright 2655 Camino Del Rio North, Suite 450 San Diego, CA 92108 (12)	1,350,000	*

Claudio Mannarino 229 Colonnade Road Ottawa, Ontario Canada K2E 7K3 (13)	875,000	*

Arthur Cape 4832 Melrose Avenue Montreal, Quebec Canada H3X 3P5 (14)	41,665	*

All Officers and Directors as a group (9 persons)	122,029,425	22.2%

Non-affiliated 5% stockholders

GMP Diversified Alpha Master Fund Ltd. 145 King Street West, Suite 300 Toronto, Ontario, Canada M5H 1J8	40,000,000	7.7%

Goodman & Company, Investment Counsel Ltd. One Adelaide Street East, 29th Floor Toronto, Ontario, Canada, M5C 2V9 (15)	30,000,000	5.7%

*	Does not exceed 1%.
(1)	All shares are owned directly and beneficially by the stockholder indicated and such stockholder has sole voting, investment and dispositive power, unless otherwise indicated. Includes both our common stock and Exchangeable Shares of Nanotronics Sub convertible into our common stock. Does not include Exchangeable Shares owned by us or our subsidiaries.

(2)	Management knows of no other stockholder having five percent (5%) or more of the outstanding shares of our common stock, the Exchangeable Shares or API common shares (considered on a post-conversion basis), taken as a single class, other than those parties included in this chart.
(3)	Computed by dividing the number of shares beneficially held by each stockholder, including his Exchangeable Shares and shares of common stock underlying options exercisable within 60 days, by the sum of (i) the total number of issued and outstanding shares of our common stock, plus (ii) the total number of issued and outstanding Exchangeable Shares (other than Exchangeable Shares owned by us and our subsidiaries) plus (iii) shares of common stock underlying such stockholder’s options exercisable within 60 days. Excluded are API common shares convertible into our common stock or Exchangeable Shares pursuant to the Plan of Arrangement that we entered into with API.
(4)	For purpose of this calculation, Exchangeable Shares are treated as the same as our common shares.
(5)	Jason DeZwirek became our Secretary and a director of ours on the effective date of the Business Combination. Includes 18,269,400 shares of our common stock held by Icarus Ontario and 11,750,000 held by Icarus Investment Corp., a Delaware corporation (“Icarus Delaware”). Mr. Jason DeZwirek and his father Mr. Phillip DeZwirek each hold a 50% equity interest in Icarus Delaware, which in turn holds a 50.01% equity interest in Icarus Ontario. Mr. Jason DeZwirek directly holds 18,375,000 Exchangeable Shares and 12,109,645 shares of our common stock. Also includes 12,500,000 shares of our common stock underlying options exercisable within 60 days held of record by Mr. Jason DeZwirek.
(6)	Phillip DeZwirek became our Chairman, Chief Executive Officer and Treasurer and a director of ours on the effective date of the Business Combination. He ceased to be the Chief Executive Officer upon the assumption of that office by Steven Pudles in April, 2008. Includes 18,269,400 shares of our common stock held by Icarus Ontario and 11,750,000 shares of our common stock held by Icarus Delaware. Mr. Phillip DeZwirek is the President of Icarus Ontario, and holds a 50% equity interest in Icarus Delaware, which in turn holds a 50.01% equity interest in Icarus Ontario. Mr. Phillip DeZwirek directly holds 22,499,800 Exchangeable Shares and 526,000 shares of our common stock. Also includes 1,000,000 shares owned by Mr. Phillip DeZwirek’s wife as to which he disclaims beneficial ownership. Also includes 12,500,000 shares of our common stock underlying options exercisable within 60 days held of record by Phillip DeZwirek.
(7)	Mr. Phillip DeZwirek and Mr. Jason DeZwirek each hold a 50% interest in Icarus Delaware, which in turn holds a 50.01% equity interest in Icarus Ontario. These shares are also attributed to Mr. Phillip DeZwirek and Mr. Jason DeZwirek.
(8)	Dr. Moskovits became our Chief Technology Officer on May 7, 2007. Dr. Moskovits holds options to purchase 5,500,000 shares of our stock, of which 3,500,000 are vested and included in the above chart.
(9)	Jonathan Pollack became a director in June 2006. Mr. Pollack holds 1,000,000 shares of our common stock and options to purchase 125,000 shares of our common stock, of which 41,665 are vested and included in the above chart. Mr. Pollack holds 1,250,000 Exchangeable Shares individually.
(10)	Thomas W. Mills became our President and Chief Operating Officer and a director of ours on the effective date of the Business Combination. Mr. Mills holds options to purchase 500,000 shares of our common stock, of which 100,000 are vested and included in the above chart.
(11)	Stephen Pudles became our Chief Executive Officer on April 22, 2008.
(12)	Donald A. Wright became a director of Rubincon in February 2006. Mr. Wright holds options to purchase 125,000 shares of our common stock, all of which are vested. Mr. Wright’s shareholdings listed above reflect these options. Mr. Wright shares voting and investment power on 1,062,500 shares with his wife.
(13)	Claudio Mannarino became our Chief Financial Officer and Vice President on the effective date of the Business Combination. Mr. Mannarino holds options to purchase 375,000 shares of our common stock, of which 75,000 are vested and included in the above chart.
(14)	Arthur Cape became a director in June 2006. Mr. Cape holds options to purchase 125,000 shares of our common stock, of which 41,665 are vested and included in the above chart.
(15)	This information was obtained from a Schedule 13G filed with the Securities and Exchange Commission on June 25, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons beneficially owning more than ten percent of a class of our equity securities to file certain reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely on our review of Section 16(a) reports and any written representations made to us, the Company believes that all such required filings for its 2008 fiscal year were made in a timely manner.

Certain Transactions

Since May 31, 2006, the following transactions have occurred in which persons who, at the time of such transactions, were directors, officers or owners of more than 5% of our common stock, had a direct or indirect material interest.

The Company is a party to an oral agreement with Icarus Investment Corp., formally known as Green Diamond Corp. (“Icarus Ontario”), a major shareholder of the Company, that is controlled by Jason DeZwirek, Secretary and a director of the Company, and Phillip DeZwirek, the Chairman, Treasurer and a director of the Company. The agreement provides that Icarus Ontario will provide executive office space, office equipment and supplies, telecommunications, personnel and management services to the Company for an annual fee of $170,000 (plus certain expenses). During the years ended May 31, 2008 and May 31, 2007, the Company paid Icarus Ontario $184,646 and $185,108, respectively, for such services.

The bank debt of API is guaranteed by Thomas W. Mills, the president and a current director of the Company.

During the 2008 and 2007 fiscal years, the Company paid Jason DeZwirek, a director and the Secretary of the Company, $94,958 and $80,942, respectively, in consulting fees.

In connection with the acquisition of National Hybrid, Inc., and Pace Technology, Inc., the Company borrowed $6,000,000 in January 2007 from Icarus Ontario, which is controlled by Phillip DeZwirek and Jason DeZwirek. The Company incurred an interest expense of $110,137 with respect to such borrowing in fiscal year 2007. This loan and interest was repaid prior to the end of the 2007 fiscal year.

In July, 2007, the Company borrowed $4,000,000 of the purchase price of the assets of NanoOpto Corporation from Jason DeZwirek, a member of the board of directors and the Secretary of the Company. The note evidencing this loan had a 5 year and one month term and an interest rate of 12%. The note was payable unless sooner repaid, on August 18, 2012. Interest payments were payable on the last day of December and June, beginning December 31, 2007. The note was repaid in full prior to the end of the 2008 fiscal year.

The Company conducted a private placement offering of shares of its Common Stock in 2008 for the purchase price of $0.05 per share of common stock. In April and May of 2008, several of our officers and directors purchased shares in the offering. Jonathan Pollack (a director), purchased 1,000,000 shares for $50,000, Peggy DeZwirek, wife of Phillip DeZwirek (our Chairman, Treasurer and a director), purchased 1,000,000 shares for $50,000, Stephen Pudles (our Chief Executive Officer) purchased 2,000,000 for $100,000, Icarus Delaware (controlled by Phillip DeZwirek and Jason DeZwirek) purchased 11,750,000 shares for $587,500, Jason DeZwirek (our Secretary and a director) purchased 11,750,000 shares for $587,500, and Martin Moskovits (our Chief Technology Officer) purchased 400,000 shares for $20,000.

Executive Compensation

Compensation Policies and Procedures

Throughout this Proxy Statement, the individuals who served as our chief executive officers during fiscal 2008, as well as the other individuals included in the Summary Compensation Table below, are referred to as the “named executive officers.”

Overview of Compensation Program

The Compensation Committee oversees our compensation programs, with particular attention to the compensation for our chief executive officer, president and the other named executive officers. It is the responsibility of the Compensation Committee to review and approve or, as the case may be, recommend to the Board of Directors for approval, changes to our compensation policies and benefits programs, to recommend and approve stock-based awards to named executive officers, and to otherwise ensure that the Company’s compensation philosophy is consistent with the best interests of the Company and its stockholders and is properly implemented and monitored.

The day-to-day administration of savings plans, health, welfare and paid time-off plans and policies applicable to salaried employees in general are handled by our human resources and finance department employees. The responsibility for certain fundamental changes outside the day-to-day requirements necessary to maintain these plans and policies belongs to the Compensation Committee.

The Compensation Committee of the Company was formed on June 20, 2007. The Compensation Committee consists of two directors, Donald Wright, Chairman and Jonathan Pollack. The Board at that time adopted a Charter for the Compensation Committee, which can be found attached as Exhibit B to our Proxy Statement for our 2007 annual meeting.

Compensation Philosophy

The goal of our executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of stockholder value, while at the same time attracting, motivating and retaining key employees. To achieve this goal, the Company’s named executive officers are offered compensation opportunities that are linked to the Company’s financial performance and to individual performance and contributions to the Company’s success.

To achieve this goal, the Compensation Committee focuses on the following considerations:

•

An emphasis on rewarding our named executive officers with total compensation (including cash and stock options) at competitive market levels, based on each executive’s experience, skills and individual performance;

•

An appropriate mix of short-term (salary) and long-term compensation (stock options), which facilitates retention of talented executives and balances short-term and long-term financial goals and behaviors within the Company;

•	Recognition that as an executive’s level of responsibility increases, a greater portion of the total compensation opportunity should be based upon performance incentives; and

•	The use of both time-based and performance-based equity with long-term vesting requirements in order to retain key executive officers.

The primary components of the Company’s executive compensation program for its named executive officers have been: (a) base salaries and (b) long-term incentive opportunities in the form of stock options. Our executive compensation program is intended to provide our named executive officers with overall levels of compensation opportunity that are competitive within the electronic components manufacturing industry, as well as within a broader spectrum of companies of comparable size and complexity.

Compensation Components

For fiscal 2008, the Company primarily used two types of compensation in paying its key executives: base salaries and stock options.

Base Salary

In setting base pay for the Company’s key executives, the Compensation Committee or the Chief Executive Officer reviews the following quantitative and qualitative factors: Company performance, the executive’s individual performance and scope of responsibility, competitive market pay information and practices, internal equity and other considerations.

The Compensation Committee believes that an executive’s base salary should be targeted at market competitive levels while rewarding outstanding performance with above-average total compensation. Base salaries for executives are reviewed annually, and are adjusted from time to time based on a review of market data and individual executive performance.

Cash Bonuses

Cash bonuses have not historically played a significant part in the compensation of the Company’s executives. However, Stephen Pudles and Dr. Martin Moskovits, under their respective employment agreements, are entitled to cash bonuses based on the achievement of performance goals, subject, with respect to Dr. Moskovits, to the discretion of the Board. The specific milestones are to be set by the Board in consultation with the respective officers. The Compensation Committee believes that such an approach may be useful with other executive officers of the Company and will examine creating a bonus program for other executive officers.

Long-term Incentives

Stock-based compensation has also been an element of the Company’s compensation program for its key executives. The Company’s 2006 Equity Incentive Plan was adopted by the Board and approved by our stockholders on October 19, 2007. The purpose of the plan is to allow the Company to grant options to purchase shares of the Company’s Common Stock or to grant restricted stock or bonus stock awards. The Compensation Committee determines in its sole discretion, subject to the terms and conditions of the plan, the size of a particular award of an option based upon its subjective assessment of an individual’s performance, responsibility and functions and how this performance may have contributed, or is expected to contribute, to the Company’s performance. Although the Company has not granted restricted stock or stock bonuses, similar considerations would go into the award of restricted stock or stock bonuses.

We believe awards pursuant to the Company’s 2006 Equity Incentive Plan align the interests of management with those of the Company’s stockholders by emphasizing long-term stock ownership and increases in stockholder value. Management will benefit under such plan only if the other stockholders of the Company also benefit. The purpose of the plan is to encourage executives and others to acquire a proprietary interest in the Company, thereby further stimulating their active interest in the development and financial success of the Company.

The Company has begun to use stock options that are more performance focused. In the compensation of Stephen Pudles and Dr. Martin Moskovits, the vesting of certain of their options are or are to be tied to the achievement of various objectives that the Company considers integral to its strategic plans. The Compensation Committee will continue to evaluate the use and effectiveness of such performance targeted stock option awards.

In July 2007, due to a drop in the value of the Company’s stock, the Company repriced certain employee and director options, including options held by Directors Pollack and Cape and Martin Moskovits, our Chief Technology Officer. The options for certain employees, including the options held by Martin Moskovits, Thomas Mills, our President, and Claudio Mannarino, our Chief Financial Officer, were repriced in May 2008. The options were repriced on both occasions so that such options would retain their incentive value for these directors and employees.

Perquisites and Other Personal Benefits

The Company provides certain named executive officers with certain perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with the Company’s overall compensation program to better enable the Company to attract and retain employees for key positions. These perquisites include car allowances and payment of life insurance premiums.

API Electronics, one of our subsidiaries, sponsors a 401(k) retirement plan for our U.S. employees. Pursuant to this plan, the Company matches contributions each pay period at 50% of the employees contributions up to 3% of an employee’s compensation. Mr. Mills, our President, participates in the 401(k) plan on the same terms as the rest of our U.S. employees.

Attributed costs of the perquisites described above for the named executive officers for fiscal 2008 are included in column “All Other Compensation” of the Summary Compensation Table in the Executive Compensation section.

Role of Executive Officers in Compensation Decisions

Based on the foregoing objectives, the Compensation Committee structures the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate the named executive officers to achieve the business goals set by the Company and to reward the named executive officers for achieving such goals. The Compensation Committee from time to time will rely upon recommendations made by the Company’s management, and in particular, the chairman and the chief executive officer, regarding compensation for named executive officers, except that the chief executive officer does not participate in the determination of his compensation. The Compensation Committee will review and approve, or, if the situation warrants, will recommend to the full Board of Directors for approval, all new executive compensation programs, including those for the named executive officers. The chief executive officer and such other executives as the chief executive officer deems appropriate annually review the performance of each of the named executive officers of the Company (other than the chief executive officer whose performance is reviewed by the Compensation Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual cash performance and stock-based award amounts, are presented to the Compensation Committee. The Compensation Committee exercises its discretion in modifying any recommended adjustments or awards to named executive officers.

Summary Compensation Table for Fiscal Year 2008 and 2007

The following table summarizes the total compensation paid to or earned by each named executive officer for the fiscal years ended May 31, 2008 and May 31, 2007.

Name and Principal Position	Fiscal Year	Salary ($)		Option Awards(1) ($)	All Other Compensation ($)		Total ($)
Stephen Pudles Chief Executive Officer (PEO)(2)	2008	30,577		40,425	1,266	(3)	72,268

Phillip DeZwirek Chairman, Treasurer (PEO until April 22, 2008)(4)	2008 2007	— —		— 444,180	10,710 5,310	(5) (6)	10,710 449,490

Dr. Martin Moskovits Chief Technology Officer	2008 2007	382,212 31,849	(8)	502,373 393,339	6,158 110,000	(7) (9)	890,743 535,188

Thomas W. Mills President	2008 2007	130,000 130,288		63,053 27,846	16,549 18,089	(10) (11)	209,602 176,223

(1)	Represents the compensation costs of stock options for financial reporting purposes, excluding the impact of estimated forfeitures related to service based vesting conditions, for the referenced year under the Statement of Financial Accounting Standard No. 123 (Revised 2004) Share Based Payments (“FAS 123R”), rather than the amount paid to or realized by the named executive officer. See Note 16 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended May 31, 2008 for the relevant assumptions used to determine the valuation of our option awards.
(2)	Mr. Pudles became Chief Executive Officer on April 22, 2007.
(3)	Includes health insurance premiums.
(4)	Mr. DeZwirek is deemed to control Icarus Ontario, which received $184,646 and $185,108 in fiscal years 2008 and 2007, respectively, from the Company for office space and expenses in Toronto; however, the Company does not deem that amount to be compensation paid to Mr. DeZwirek. See Certain Transactions above.
(5)	Includes life insurance premiums and car allowance.
(6)	Includes life insurance premiums.
(7)	Includes health insurance premiums and car allowance.
(8)	Dr. Moskovits became our Chief Technology Officer on May 1, 2007.
(9)	Includes management fees.
(10)	Includes life insurance and health insurance premiums, a contribution to the Company’s 401(k) plan, and a car allowance.
(11)	Includes life insurance and health insurance premiums.

Outstanding Equity Awards at Fiscal Year-End 2008

The following table sets forth information regarding unexercised stock options and warrants for each named executive officer as of the end of fiscal year 2008. The number of shares and option exercise price have not been adjusted for the 1-for-15 reverse stock split that was effective September 19, 2008.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date
Stephen Pudles	—	11,236,650 7,491,100	(1) (2)	0.0925 0.0925		4/22/2018 4/22/2018

Phillip DeZwirek	12,500,000	—		0.461		1/27/2011

Martin Moskovits	500,000 1,400,000 600,000	— 2,100,000 900,000	(4) (5)	0.1005 0.1005 0.1005	(3) (3) (3)	3/14/2011 6/29/2011 6/29/2011

Thomas W. Mills	100,000	400,000	(6)	0.1005	(3)	12/26/2016

(1)	Options become exercisable in three equal annual installments commencing April 22, 2009.
(2)	Options become exercisable upon the achievement of performance targets to be jointly decided by Mr. Pudles and the Company.
(3)	These options were repriced on May 30, 2008, which price is reflected in this table.
(4)	700,000 of the options become exercisable on each of June 29, 2008 and June 29, 2010 and 700,000 upon receipt by the Company of $5,000,0000 of commitments in total grants or funding from third parties related to the research and/or development of nanotechnology or related products.
(5)	300,000 of the options become exercisable on each of June 29, 2008 and June 29, 2010 and 300,000 upon receipt by the Company of $5,000,0000 of commitments in total grants or funding from third parties related to the research and/or development of nanotechnology or related products.
(6)	Options become exercisable in four equal annual installments of 100,000 commencing on December 27, 2008.

Narrative Disclosure to Summary Compensation Table

Phillip DeZwirek

Mr. DeZwirek, our Chairman, has been historically compensated by API almost exclusively with option-like warrants to strongly align his interests with the creation of stockholder equity value. While this creates a high deal of risk on the Chief Executive Officer’s compensation, it only rewards him for growth of the Company and increases in its equity value and thereby providing strong long term growth incentives without a cash drain on the Company. No new options were granted Mr. DeZwirek during the 2008 fiscal year. He also receives a car allowance and the payment of life insurance premiums.

Stephen Pudles

Mr. Pudles assumed the position of our Chief Executive Officer in April 2008. He has a written employment agreement that provides for a base salary of $265,000, with such increases as may be determined by the Board of Directors. His employment agreement also provides, commencing with the fiscal year ending May 31, 2009, for an annual bonus based on achievement of annual EBITDA targets and other performance targets, as determined by the Board of Directors in consultation with Mr. Pudles. If the Company achieves 100% of the bonus targets, the annual bonus will equal 50% of Mr. Pudles base salary, and if the Company achieves in excess of 100% of the targets, the Board will determine what adjustments, if any, will be made to the annual bonus.

Under the employment agreement, either party may terminate the agreement for any reason, provided Mr. Pudles must provide at least 60 days advance notice of resignation. However, if the agreement is terminated by the Company without cause, Mr. Pudles is entitled to receive six months of continuing salary if such termination occurs during the first year of employment; twelve months of continuing salary if such termination occurs after the first year of employment but on or before the fourth anniversary date of his employment; and eighteen months of continuing salary if such termination occurs after the fourth year of his employment. If Mr. Pudles terminates his employment due to death or disability, he is entitled to three months of continuing salary.

Mr. Pudles is subject to a non-compete under his employment agreement, which will survive termination of his employment for the shorter of two years or the time over which he receives severance pay.

In April 2008, Mr. Pudles was granted options to purchase 18,727,750 shares of common stock, 7,491,100 of which are performance based and 11,236,650 of which vest in four equal annual installments commencing on April 22, 2009. The performance criteria are to be determined by the Board and Mr. Pudles. All of the options have an exercise price of $0.0925 per share.

The Company believes that the strong equity incentive program for Mr. Pudles is beneficial to the Company because it strongly aligns Mr. Pudles interests with the Company’s and its stockholders. The Company also believes that the salary paid to Mr. Pudles is market rate given his level of experience and his skill set.

Martin Moskovits

Dr. Moskovits has a written employment agreement and commenced employment with the Company on May 1, 2007 with a base salary of $375,000 per year. His employment agreement also provides for an annual bonus and that a portion of the bonus will be based on the Company’s achievement of specified performance milestones. Either party can terminate his employment agreement upon 30 days prior notice. However, under the agreement if the agreement is terminated by the Company without cause or by Dr. Moskovits as a result of a constructive termination during its first two years, Dr. Moskovits is entitled to receive the remaining salary payable over such two years. Additionally, if the agreement is terminated by the Company without cause or by Dr. Moskovits as a result of a constructive termination at any time, Dr. Moskovits is entitled to receive one year of additional salary and one year of additional coverage under the Company’s health, dental, vision, accident, disability and life insurance plans.

Commencing March 15, 2006 and prior to Dr. Moskovits becoming our employee, Dr. Moskovits was a consultant to the Company for which he received $10,000 per month. Dr. Moskovits holds options for 5,500,000 shares of common stock of the Company, of which vesting for 2,375,000 of such shares were or are based on performance goals. Options for 5,000,000 shares were repriced on July 2, 2007, to $0.269 per share exercise price. On May 30, 2008, Dr. Moskovits agreed to cancel all of his existing option agreements in exchange for issuance of new options at $0.1005 per share. The other terms of his option agreements remained the same. The Company believes that the strong equity incentive program for Dr. Moskovits is beneficial to the Company because it incentivizes Dr. Moskovits in his leadership of the Company’s nanotechnology initiative which the Company believes is important to the Company’s future.

The Company believes that the salary paid to Dr. Moskovits is market rate given his level of experience. Through the use of performance based cash bonuses and portions of Dr. Moskovits’ stock options being performance based, the Company has sought to tie Dr. Moskovits’ compensation to the Company achieving its goals of establishing an active nanotechnology-based manufacturing infrastructure. Dr. Moskovits’ employment agreement provides that the Company will fund his nanotechnology research efforts at the Company.

Dr. Moskovits is subject to a non-compete under his employment agreement, which will survive after termination of his employment for the longer of one year or the time over which he receives severance pay.

Thomas W. Mills

Mr. Mills, our President and a current director of the Company, has no employment agreement but is a long-term employee of the Company. His compensation has traditionally been largely salary based. During the 2008 fiscal year, he received a base salary of $130,000, life insurance premiums of $2,076, 401(k) contributions of $4,519, and health insurance premiums of $7,119. He was also granted 500,000 options under the 2006 Equity Incentive Plan on December 26, 2007 in connection with a grant of options to 16 senior managers of the Company. These options vest 20% a year commencing with the first anniversary of the date of grant. On July 2, 2007, these options were repriced to a $0.269 per share exercise price, and then again on May 30, 2008 to $0.1005 per share. The other terms of his option agreement remained the same.

Director Compensation for Fiscal Year 2008

The following table provides information on the fiscal year ending May 31, 2008 cash and other compensation for non-employee directors who served during the 2008 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1),(2) ($)	All Other Compensation		Total ($)
Arthur Cape	10,000	16,634	—		26,634
Jason DeZwirek	—	—	101,990	(3)	101,990
Jonathan Pollack	25,000	40,425	—		65,425
Donald Wright	15,000	—	—		15,000

(1)	Represents the compensation costs of stock options for financial reporting purposes for the year under the FAS 123R, rather than the amount paid to or realized by the director. See Note 16 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended May 31, 2008 for the relevant assumptions used to determine the valuation of our option awards.
(2)	The directors had options to purchase the following shares of common stock outstanding at the end of fiscal 2008: Mr. Cape: 125,000 shares, none of which were vested; Mr. Jason DeZwirek: 12,500,000, all of which were vested; Mr. Pollack: 125,000 shares, none of which were vested; and Mr. Wright: 125,000 shares, all of which were vested.
(3)	Includes $94,958 of consulting fees and $7,032 of life insurance premiums.

The Company pays each of its independent directors, Mr. Cape, Mr. Pollack and Mr. Wright $10,000 a year, payable quarterly, to serve as directors of the Company. Additionally, Mr. Pollack receives $15,000 per year to serve as the Chairman of the Audit Committee and Mr. Wright receives $5,000 per year to serve as the Chairman of the Compensation Committee of the Company. Such additional sums are also payable quarterly. On June 20, 2007, the date they were appointed to the Board, the Company granted to Mr. Pollack and Mr. Cape options to purchase 125,000 shares of the common stock of the Company for an exercise price of $0.323 per share. Both options were repriced on July 2, 2007 to an exercise price of $0.269 per share. The options vest in three equal installments commencing June 21, 2008. The term of each option is ten years.

Equity Compensation Plan Information

The information in the chart is current as of May 31, 2008, the end of the Company’s most recently completed fiscal year.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security Holders(1)	51,977,750	$0.098	23,022,250
Equity compensation plans not approved by security holders(2)	625,000	$0.20	—
Total	52,602,750	$0.099	23,022,250

(1)	The Company’s 2006 Equity Incentive Plan was approved by shareholders on October 19, 2007. 18,977,750 stock options were awarded to plan participants for the year ended May 31, 2008.
(2)	Includes:
(a)	a stock option grant awarded to Dr. Moskovits for 500,000 shares of common stock.
(b)	a stock option grant awarded to Donald Wright for 125,000 shares of common stock.

PROPOSAL II

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the recommendation of the Audit Committee, the Board of Directors has appointed WithumSmith+Brown, P.C. (“Withum”) to serve as the independent registered public accounting firm of the Company for its fiscal year ending May 31, 2009. Withum was first engaged to act as the Company’s independent registered public accounting firm on December 22, 2006. The Audit Committee pre-approves any engagement of Withum and has the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent registered public accounting firm and nominate an independent registered public accounting firm for shareholder approval. Representatives of Withum are not expected to be present at the Annual Meeting. However, if present, Withum representatives would be allowed to make a statement and answer appropriate questions at the annual meeting. If the stockholders fail to ratify the appointment of Withum, the Audit Committee would reconsider the recommendation.

Change in Auditors

On November 29, 2006, the Audit Committee of the Board of Directors of the Company elected not to retain BDO Dunwoody LLP (“BDO”) as the Company’s independent registered public accounting firm for its fiscal year ended May 31, 2007. (May 31 became the end of the Company’s fiscal year as a result of the Business Combination.) BDO had previously been the independent registered public accounting firm of API Electronics Group Corp. (“API”). API became a wholly-owned indirect subsidiary of the Company on November 6, 2006 pursuant to a combination agreement and plan of arrangement resulting in the Business Combination. Because the acquisition of API in the Business Combination was treated as a reverse acquisition, the financial statements of API became the financial statements of the combined entity at that time.

The reports of BDO on the consolidated financial statements of API and its subsidiaries as of and for the year ended May 31, 2006 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except that (i) BDO’s reports on the financial statements for the fiscal year ended May 31, 2006 noted that the consolidated financial statements of API restated total comprehensive income to include the cumulative translation adjustment for 2005 and 2004 and corrected diluted earnings per share for 2005 and (ii) BDO’s report for this year also noted that during fiscal 2004, API changed its method of accounting for the amortization of customer contracts.

During API’s fiscal year ended May 31, 2006 and through November 29, 2006, there were no disagreements between API or the Company, on the one hand, and BDO, on the other hand, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports. There were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, that occurred during API’s fiscal year ended May 31, 2006 and through November 29, 2006.

As required by Item 304(a)(3) of Regulation S-K, the Company provided BDO a copy of the disclosures contained in this report which was also filed in a Report on Form 8-K and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether BDO agreed with the statements made by the Company in its Report on Form 8-K and, if not, stating the respects in which it does not agree. Such letter was filed as an Exhibit to such Report on Form 8-K.

On December 19, 2006, the Audit Committee of the Board of Directors of the Company, decided not to retain James Stafford Chartered Accountants, of Vancouver, British Columbia (“Stafford”) as the Company’s independent registered public accounting firm. Stafford then resigned as the Company’s independent registered public accounting firm.

The report of Stafford on the financial statements of the Company as of and for the year ended January 31, 2006 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except that Stafford’s report on the financial statements for the fiscal year ended January 31, 2006 noted that conditions existed which raised substantial doubt about the Company’s ability to continue as a going concern unless it was able to generate sufficient cash flows to meet its obligations and sustain its operations.

During the Company’s fiscal year ended January 31, 2006 and through December 19, 2006, there were no disagreements between the Company and Stafford on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Stafford, would have caused Stafford to make reference to the subject matter of the disagreement in connection with its report. There were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, that occurred during the Company’s fiscal year ended January 31, 2006 and through December 19, 2006.

As required by Item 304(a)(3) of Regulation S-K, the Company provided Stafford a copy of the disclosures contained in this proxy statement which also appeared in a previously filed Report on Form 8-K and requested that Stafford furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Stafford agreed with the statements made by the Company in its Report on Form 8-K and, if not, stating the respects in which it does not agree. Such letter was filed as an Exhibit to the Report on Form 8-K.

On December 22, 2006, the Company engaged WithumSmith+Brown, a Professional Corporation (“Withum”) as its new independent registered public accounting firm to conduct the audit of the Company’s financial statements as of and for the year ended May 31, 2007. The decision to engage Withum was made and approved by the Audit Committee of the Company’s Board of Directors. During the two fiscal years ended May 31, 2006 and 2005 and through December 22, 2006, the Company had not consulted with Withum regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Independent Registered Public Accounting Firm Fees

The following table sets forth the fees for services provided by Withum, BDO, and Stafford relating to the fiscal years ended May 31, 2007 and May 31, 2008, respectively.

	Fiscal Year 2007			Fiscal Year 2008
	Withum	BDO(1)	Stafford(2)	Withum
Audit Fees	$277,868	$39,844	$36,311	$303,492
Audit-Related Fees	37,185	—	—	—
Tax Fees	4,400	2100	—	1,400
All Other Fees	—	—	—	—

Total	$319,453	$41,944	$36,311	$304,892

(1)	BDO was the auditor for API prior to the Business Combination.
(2)	Stafford was the auditor for Rubincon Ventures Inc. prior to the Business Combination and for its fiscal year ended January 31, 2006.

The following is a description of the nature of the services comprising the fees disclosed in the table above for each of the four categories of services. The Audit Committee has considered whether providing non-audit services is compatible with maintaining Withum’s independence.

Audit Fees

These are fees for professional services for the audit of our annual consolidated financial statements, the review of financial statements included in Quarterly Reports on Form 10-QSB and Form 10-Q, and services that are normally rendered in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

These are fees for assurance and related services that are reasonably related to the performance of the audit or the review of our financial statements that are not included as audit fees. These services include fees in support of acquisitions.

Tax Fees

Tax fees consisted of tax fees billed for tax compliance, tax advice and tax planning services. Tax compliance services relate to tax return preparation and communication with tax authorities. Tax advice and planning related to tax implications of stock options.

All Other Fees

These are fees for services that do not meet the above category descriptions.

Audit Committee Pre-Approval Policy

The Audit Committee is responsible for pre-approving all audit services and permitted non-audit services (including the fees and retention terms) to be performed for the Company by Withum prior to their engagement for such services. The Audit Committee has delegated to each of its members the authority to grant pre-approvals, such approvals to be presented to the full Committee at the next scheduled meeting. The fees paid to under the categories Audit-Related Fees, Tax Fees, and All Other Fees were approved by the Audit Committee prior to the services being rendered.

Recommendation of the Board of Directors

A majority of the votes of shares present at the meeting and entitled to vote must vote “FOR” this proposal to approve this proposal.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of WithumSmith+Brown, P.C. as independent registered public accounting firm of the Company for fiscal year 2009.

ADDITIONAL INFORMATION

Other Matters

As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote the shares they represent as the Board of Directors may recommend.

A copy of the Company’s annual report on Form 10-K for the fiscal year ended May 31, 2008, as filed with the Securities and Exchange Commission, without exhibits, will be sent to any stockholder without charge upon written request addressed to API Nanotronics Corp., to the attention of the Secretary, 2300 Yonge Street, Suite 1710, Toronto, Ontario Canada M4P 1E4.

Stockholder Proposals for 2008 Annual Meeting

Stockholders who, in accordance with Securities and Exchange Commission Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting Proxy Statement must submit their proposals so that they are received by the Secretary of the Company at 2300 Yonge Street, Suite 1710, Toronto, Ontario Canada M4P 1E4, no later than the close of business on June 5, 2008. Stockholders should submit their proposals by means that permit them to prove the date of delivery. As the rules of the Securities and Exchange Commission make clear, simply submitting a proposal does not guarantee that it will be included.

If a shareholder wishes to present a proposal at our 2009 annual meeting and the proposal is not intended to be included in the Company’s proxy statement relating to the 2009 annual meeting, the shareholder must give advance notice to the Secretary of the Company no later than August 6, 2009.

Method of Proxy Solicitation

The cost of solicitation of the proxies will be borne by us. In addition to solicitation of the proxies by use of the mails, our employees, without extra remuneration, may solicit proxies personally or by telephone. We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

By Order of the Board of Directors

/S/ STEPHEN PUDLES
Stephen Pudles
Chief Executive Officer

October 3, 2008

ANNUAL MEETING OF STOCKHOLDERS

OF

API NANOTRONICS CORP.

2300 Yonge Street, Suite 1710

Toronto, Ontario Canada M4P 1E4

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Phillip DeZwirek and Jason DeZwirek, and each of them individually (each with full power to act alone) as proxy or proxies for the undersigned, with full power of substitution, and hereby authorizes each of them, to represent and vote, as designated on the reverse, all shares of Common Stock of API Nanotronics Corp. (the “Company”) held of record by the undersigned on September 17, 2008 at the Annual Meeting of Stockholders to be held at the offices of WeirFoulds LLP, The Exchange Tower, Suite 1600, 130 King Street West, Toronto, Ontario Canada, on November 6, 2008, at 10:30 a.m. local time or at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

Please date, sign and mail

your proxy card in the envelope provided

or fax to 416-361-0470 Attn: Proxy Dept.

as soon as possible

(Continued and To Be Signed on the Reverse Side.)

API NANOTRONICS CORP.

November 6, 2008

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL II.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR BY FAX.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ x ]

(1) ELECTION OF DIRECTORS

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR FAX TO 416-361-0470, ATTN: PROXY DEPT.	☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (see instructions below)	Nominees: O Arthur Cape O Jason DeZwirek O Phillip DeZwirek O Jonathan Pollack O Stephen Pudles O Donald A.Wright

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here: •

	(2) PROPOSAL NO. II WithumSmith+Brown, P.C. as the Independent Registered Public Accounting Firm	For Against Abstain ☐ ☐ ☐

(3) On such other matters as may come properly before the meeting.

Signature of Stockholder:                                              Date:

Signature of Stockholder:                                              Date:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS

OF

API NANOTRONICS CORP.

2300 Yonge Street, Suite 1710

Toronto, Ontario Canada M4P 1E4

Voting Direction Form for holders of Exchangeable Shares

of API Nanotronics Sub, Inc.

THIS VOTING DIRECTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF API NANOTRONICS CORP.

The undersigned holder of Exchangeable Shares of API Nanotronics Sub, Inc. has the right to instruct Equity Transfer & Trust Company (“Equity”) in respect of the exercise of their votes at the Annual Meeting of Stockholders of API Nanotronics Corp. to be held at the offices of WeirFoulds LLP, The Exchange Tower, Suite 1600, 130 King Street West, Toronto, Ontario Canada, on November 6, 2008, at 10:30 a.m. local time, as follows:

•	To instruct Equity to exercise the votes to which the holder is entitled as indicated below; OR

•	To instruct Equity to appoint the holder, or the holder’s designee, as proxy to exercise personally the votes to which the holder is entitled as indicated below.

PLEASE SELECT ONE OF THE FOLLOWING:

☐	Direct Equity to Vote Exchangeable Shares — The holder hereby directs Equity to vote as indicated below and authorizes it to represent and vote, as indicated above, all of the voting rights attached to the Exchangeable Shares which the holder may be entitled to vote at the Annual General Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with the discretionary authority as to any other matters that may properly come before the Annual General Meeting.

☐	Appointment of the Holder, or the Holder’s Designee as Proxy — The holder hereby directs Equity to appoint as holder and authorizes them to represent and vote, as indicated above, all of the voting rights attached the Exchangeable Shares which the holder may be entitled to vote at the Annual General Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Annual General Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE SECOND SECTION BUT DOES NOT PROVIDE A DESIGNEE NAME, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED EQUITY TO VOTE THEIR VOTING RIGHTS AS INDICATED AS IF THE FIRST BOX HAD BEEN CHECKED.

Please date, sign and mail

your voting direction form in the envelope provided

or fax to 416-361-0470 Attn: Proxy Dept.

as soon as possible

API NANOTRONICS CORP.

November 6, 2008

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL II.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR BY FAX.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

(1) ELECTION OF DIRECTORS
Nominees:
PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING DIRECTION FORM PROMPTLY USING THE ENCLOSED ENVELOPE OR FAX TO 416-361-0470, ATTN: PROXY DEPT.	☐ FOR ALL NOMINEES		O	Arthur Cape
			O	Jason DeZwirek
	☐ WITHHOLD AUTHORITY		O	Phillip DeZwirek
	FOR ALL NOMINEES		O	Jonathan Pollack
			O	Stephen Pudles
	☐ FOR ALL EXCEPT		O	Donald A. Wright
(see instructions below)

	INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here: •

(2) PROPOSAL NO. II
	WithumSmith+Brown, P.C. as the Independent Registered Public Accounting Firm	For ☐	Against ☐	Abstain ☐

(3) On such other matters as may come properly before the meeting.

Signature of Exchangeable Shareholder: Date:

Signature of Exchangeable Shareholder: Date:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

NOTE:	Please sign exactly as your name or names appear on this Voting Direction Form. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.